Exhibit 99.2

FPO Employee Letter

June 28, 2017

Dear First Potomac Team:

Earlier today we announced that, following a thorough review of strategic alternatives, our Board of Trustees has unanimously approved a definitive merger agreement under which Government Properties Income Trust (GOV) will acquire First Potomac for $11.15 per share. A copy of the press release is attached to this email.

As many of you know, GOV is a real estate investment trust that primarily owns properties leased to government tenants. Given our operations in the Washington D.C. region and the complementary nature of our businesses, we are confident that GOV is the ideal strategic partner for First Potomac. GOV is a proven operator with a solid financial foundation.

Over the last 18 months we have worked diligently to strengthen and improve First Potomac, and this attractive outcome for shareholders is clear evidence of our success. On behalf of the Board, I thank you for helping us achieve this result for our shareholders.

Today’s announcement is only the first step. The transaction, which is expected to close prior to year end 2017, remains subject to customary closing conditions, including approval by First Potomac shareholders. Until the transaction closes, First Potomac and GOV will continue to operate as two separate companies and it will generally remain business as usual. During this time of transition, we ask that you remain as focused as always on your responsibilities.

We understand that you may have questions about what today’s announcement means for you. We will do our best to keep you informed as updates are available. We will be holding meetings over the coming days to discuss this announcement and what it means for First Potomac employees. In the meantime, please direct any immediate questions to Fadwa Hasan in Human Resources at fhasan@first-potomac.com or (240) 223-0732.

Please also remember that it’s important for us to speak with one voice. If you receive any inquiries from the media, please forward them to Briean Cargill at bcargill@first-potomac.com or (240) 235-5523. If you receive any inquiries from analysts or investors, please forward them to Randy Haugh at rhaugh@first-potomac.com or (240) 235-5573.

I am very proud of all that we have accomplished together and thank each of you for your continued dedication.

Sincerely,

Bob Milkovich

Chief Executive Officer

Additional Information and Where to Find It

In connection with the proposed merger transaction, First Potomac Realty Trust (the “Company”) expects to file with the Securities and Exchange Commission (the “SEC”) a proxy statement, which proxy statement will be mailed or otherwise disseminated to the Company’s shareholders when it becomes available. The Company also plans to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the proxy statement (if and when it becomes available) and other relevant documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by the Company will be available free of charge on its website at www.first-potomac.com, or by directing a written request to First Potomac Realty Trust, 7600 Wisconsin Avenue, 11th Floor, Bethesda, MD 20814, Attention: Investor Relations.

The Company and its trustees and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed merger transaction. You can find information about the Company’s trustees and executive officers in the Company’s definitive proxy statement filed with the SEC on April 6, 2017 in connection with its 2017 annual meeting of shareholders. Additional information regarding the interests of such potential participants will be included in the proxy statement and other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from the Company using the sources indicated above.

Forward-Looking Statements

The forward-looking statements contained in this press release, including statements regarding the proposed merger transaction and the timing of such transaction, are subject to various risks and uncertainties. Although the Company believes the expectations reflected in any forward-looking statements contained herein are based on reasonable assumptions, there can be no assurance that our expectations will be achieved. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or other similar expressions. Such statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results of the Company to differ materially from future results, performance or achievements projected or contemplated in the forward-looking statements. Certain factors include, among others, the ability of the Company to obtain the required shareholder approval to consummate the proposed merger transaction; the satisfaction or waiver of other conditions in the Merger Agreement; the Company’s or GOV’s ability to consummate the proposed merger transaction; the outcome of any legal proceedings that may be instituted against the Company and others related to the Merger Agreement; the possibility that the anticipated benefits and synergies from the proposed transaction cannot be fully realized or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of the Company’s and GOV’s operations will be greater than expected; operating costs and business disruption may be greater than expected; the ability of the Company, GOV, or the combined company to retain and hire key personnel and maintain relationships with providers or other business partners pending the consummation of the transaction; changes in general or regional economic conditions; and the impact of legislative, regulatory and competitive changes and other risk factors detailed in First Potomac’s Annual Report on Form 10-K and described from time to time in First Potomac’s filings with the SEC.

The risks set forth above are not exhaustive. Many of these factors are beyond the Company’s ability to control or predict. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events. The Company does not intend to, and expressly disclaims any duty to, update or revise the forward-looking statements in this discussion to reflect changes in underlying assumptions or factors, new information, future events or otherwise, after the date hereof, except as may be required by law. In light of these risks and uncertainties, you should not rely upon these forward-looking statements after the date of this communication and should keep in mind that any forward-looking statement made in this discussion, or elsewhere, might not occur.

FPO Employee FAQ

1.	What was announced?

•	First Potomac and Government Properties Income Trust (GOV) have entered into a definitive merger agreement under which GOV will acquire all of the outstanding shares of First Potomac for $11.15 per share.

•	The transaction is expected to close prior to year end 2017.

•	The transaction is the culmination of a thorough strategic review process by First Potomac to maximize shareholder value.

2.	Who is Government Properties Income Trust (GOV)?

•	GOV is a real estate investment trust, which primarily owns properties located throughout the United States that are majority leased to government tenants. The majority of properties managed are office buildings.

•	For more information, please visit, http://www.govreit.com.

3.	What does this transaction mean for First Potomac employees?

•	Until the closing, which is expected to occur prior to year end 2017, First Potomac and GOV will continue to operate as separate, independent companies and it will generally remain business as usual for all of us.

•	GOV’s business and properties are managed by The RMR Group LLC (RMR).

•	As stated in the merger agreement, GOV may request that RMR offer employment to some or all property level employees of First Potomac.

•	Unless offered comparable employment at RMR, GOV has committed to pay employees who stay through the consummation of the sale all severance, termination benefits or other payments that he or she is eligible to receive pursuant to the terms of the Company Severance Guidelines, effective June 13, 2016.

•	GOV has agreed to pay pro-rata bonuses to all employees who stay through the consummation of the sale.

•	For more information regarding RMR, see www.rmrgroup.com.

•	We will hold meetings over the coming days to provide additional information, including benefits.

4.	When will I know if I will be offered a job at RMR?

•	We will do our best to keep you informed as updates are available.

•	We will communicate more information once we meet with GOV and learn more in the coming weeks.

5.	Will this announcement have any impact on day-to-day operations at First Potomac? What will the new organizational structure look like?

•	Until the transaction is completed, which is expected to occur prior to year end 2017, First Potomac and GOV will operate as separate, independent companies and our day-to-day operations will generally remain the same subject to the terms and conditions of the merger agreement.

•	Employees will be notified of any impact on their day-to-day work.

•	Over the coming months we will work together to transition responsibilities and achieve a seamless integration.

•	We will do our best to keep you informed as updates are available.

6.	What do I do if I am contacted by a member of the media or another third party about the transaction?

•	It is important for us to speak with one voice.

•	We ask that you forward any media calls to Briean Cargill at bcargill@first-potomac.com or (240) 235-5523.

•	Please forward any analyst or investor inquiries to Randy Haugh at rhaugh@first-potomac.com or (240) 235-5573.

7.	Who do I contact with questions? Where can I go for more information regarding benefits and employment matters?

•	We will do our best to keep you informed as updates are available.

•	If you have additional questions or concerns please reach out to Fadwa Hasan in Human Resources at fhasan@first-potomac.com or (240) 223-0732.

Additional Information and Where to Find It

In connection with the proposed merger transaction, First Potomac Realty Trust (the “Company”) expects to file with the Securities and Exchange Commission (the “SEC”) a proxy statement, which proxy statement will be mailed or otherwise disseminated to the Company’s shareholders when it becomes available. The Company also plans to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the proxy statement (if and when it becomes available) and other relevant documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by the Company will be available free of charge on its website at www.first-potomac.com, or by directing a written request to First Potomac Realty Trust, 7600 Wisconsin Avenue, 11th Floor, Bethesda, MD 20814, Attention: Investor Relations.

The Company and its trustees and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed merger transaction. You can find information about the Company’s trustees and executive officers in the Company’s definitive proxy statement filed with the SEC on April 6, 2017 in connection with its 2017 annual meeting of shareholders. Additional information regarding the interests of such potential participants will be included in the proxy statement and other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from the Company using the sources indicated above.

Forward-Looking Statements

The forward-looking statements contained in this press release, including statements regarding the proposed merger transaction and the timing of such transaction, are subject to various risks and uncertainties. Although the Company believes the expectations reflected in any forward-looking statements contained herein are based on reasonable assumptions, there can be no assurance that our expectations will be achieved. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or other similar expressions. Such statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results of the Company to differ materially from future results, performance or achievements projected or contemplated in the forward-looking statements. Certain factors include, among others, the ability of the Company to obtain the required shareholder approval to consummate the proposed merger transaction; the satisfaction or waiver of other conditions in the Merger Agreement; the Company’s or GOV’s ability to consummate the proposed merger transaction; the outcome of any legal proceedings that may be instituted against the Company and others related to the Merger Agreement; the possibility that the anticipated benefits and synergies from the proposed transaction cannot be fully realized or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of the Company’s and GOV’s operations will be greater than expected; operating costs and business disruption may be greater than expected; the ability of the Company, GOV, or the combined company to retain and hire key personnel and maintain relationships with providers or other business partners pending the consummation of the transaction; changes in general or regional economic conditions; and the impact of legislative, regulatory and competitive changes and other risk factors detailed in First Potomac’s Annual Report on Form 10-K and described from time to time in First Potomac’s filings with the SEC.

The risks set forth above are not exhaustive. Many of these factors are beyond the Company’s ability to control or predict. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events. The Company does not intend to, and expressly disclaims any duty to, update or revise the forward-looking statements in this discussion to reflect changes in underlying assumptions or factors, new information, future events or otherwise, after the date hereof, except as may be required by law. In light of these risks and uncertainties, you should not rely upon these forward-looking statements after the date of this communication and should keep in mind that any forward-looking statement made in this discussion, or elsewhere, might not occur.